UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 14, 2007

DOLBY LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32431	90-0199783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Potrero Avenue

San Francisco, CA 94103-4813

(Address of principal executive offices) (Zip Code)

(415) 558-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of 2008 Dolby Executive Annual Incentive Plan

On November 14, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of Dolby Laboratories, Inc. (the “Company”) adopted an executive cash bonus plan for fiscal 2008, entitled the 2008 Dolby Executive Annual Incentive Plan (the “Executive Plan”). A copy of the Executive Plan is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

Only Company executive officers are eligible to receive bonuses pursuant to the Executive Plan. Individual target bonuses are based on a percentage of each executive officer’s salary. The Committee set target bonuses and, as applicable, set the individual performance objectives for the Company’s executive officers as described below. For fiscal 2008, the target bonus for the Company’s principal executive officer is 85% of his base salary, and for each other executive officer, 65% of his respective base salary. For fiscal 2008, individual performance objectives for our executive officers (other than the principal executive officer) include: the achievement of certain objectives related to business development, research and product expansion, financial, sales and marketing initiatives, and operational efficiencies.

The actual bonus amount payable to our principal executive officer will be determined by multiplying his base salary by his target bonus percentage, but the actual bonus amount may be less than, or exceed, his target bonus, depending on the extent to which the Company meets certain pre-tax income margin and revenue goals during fiscal 2008.

The actual bonuses for all other eligible executive officers will be determined by multiplying base salary by the applicable target bonus percentage and then adjusting such number to reflect the executive officer’s individual performance and the extent to which such executive officer achieved the individually-established pre-determined performance objectives. The actual bonuses then will be further adjusted based on the extent to which the Company meets certain pre-tax income margin and revenue goals. As a result, the actual bonus amount paid to any such executive officer may be less than, or exceed, the executive officer’s target bonus, depending on (i) the extent to which the Company meets the pre-tax income margin and revenue goals, (ii) the extent to which each executive officer satisfies the appropriate pre-determined performance objectives and (iii) such other criteria as the Committee, in its sole and absolute discretion, determines is appropriate to calculate and determine such final bonus amount for any such eligible executive officer.

No actual bonus payment to any executive officer may exceed the limitation set forth in the Company’s 2005 Stock Plan. An executive officer may only be paid a bonus under the Executive Plan if the Committee has certified in writing that the applicable individual performance objectives have been met.

Approval of 2008 Dolby Annual Incentive Plan

On November 14, 2007, the Committee also adopted a cash bonus plan for non-executive officer employees for fiscal 2008, entitled the 2008 Dolby Annual Incentive Plan (the “DAIP”). A copy of the DAIP is filed with this report as Exhibit 99.2 and is incorporated herein by reference.

Only the Company’s non-executive officer employees are eligible to receive bonuses pursuant to the DAIP. A bonus pool under the DAIP will be funded, if at all, based upon the achievement by the Company of certain pre-tax income margin and revenue goals during fiscal 2008. Individual target bonuses for each employee shall be determined based on a percentage of each employee’s salary and shall be specified according to the role and level of that employee’s job title with the Company. The Committee set a target bonus of 55% of base salary for the senior vice president and managing director, United Kingdom branch. This individual was identified as a named executive officer in the Company’s proxy statement dated December 28, 2006, but is not currently serving as an executive officer of the Company (although he remains an employee of the Company).

Actual bonuses will be allocated from the DAIP bonus pool to eligible employees based on a combination of such employee’s target bonus, individual performance during fiscal 2008, the extent to which the bonus pool was funded from Company achievement and upon such other criteria as the Committee, in its sole and absolute discretion, determines is appropriate to calculate and determine such final bonus amount for any eligible employee.

No actual bonus payment to any employee may exceed the limitation set forth in the Company’s 2005 Stock Plan.

Approval of Forms of Restricted Stock Unit Agreements

The Committee previously adopted forms of Restricted Stock Unit Agreements for use in both the U.S. and the United Kingdom, each of which is intended to serve as a standard form agreement for restricted stock unit grants issued to employees under the Dolby Laboratories, Inc. 2005 Stock Plan.

The Company may in the future grant equity awards to its employees (including its executive officers) substantially in accordance with the terms of the forms of Restricted Stock Unit Agreements, the material terms of which are briefly described below.

General Terms. The terms of the Restricted Stock Unit Agreements provide for the grant of a number of restricted stock units that will be paid out in shares of Company Class A common stock once the applicable vesting criteria have been met. The Company will withhold a portion of the shares subject to the grant to cover applicable tax withholdings, unless the Company requires or otherwise permits the recipient to make alternate arrangements satisfactory to the Company.

Vesting. The restricted stock units will vest in accordance with the individual vesting schedule established by the Company for each grant reflected on the Restricted Stock Unit Agreement. Generally, restricted stock units that have not vested by the time of a recipient’s termination of service with the Company will be forfeited.

Stockholder Rights. A restricted stock unit recipient generally will not have any of the rights of a Company stockholder, including voting rights and the right to receive dividends and distributions, until after shares of Company Class A common stock are issued in respect of the restricted stock unit in accordance with applicable vesting criteria.

The description of the forms of Restricted Stock Unit Agreements, set forth herein do not purport to be complete and are qualified in their entirety by reference to the full text of the Restricted Stock Unit Agreements attached hereto as Exhibit 99.3 and Exhibit 99.4, respectively, and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	2008 Dolby Executive Annual Incentive Plan

99.2	2008 Dolby Annual Incentive Plan

99.3	Form of Restricted Stock Unit Agreement — U.S. under the 2005 Stock Plan

99.4	Form of Restricted Stock Unit Agreement — U.K. under the 2005 Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLBY LABORATORIES, INC.

By:	/s/ Mark S. Anderson
Mark S. Anderson
Executive Vice President, General Counsel and Secretary

Date: November 20, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	2008 Dolby Executive Annual Incentive Plan

99.2	2008 Dolby Annual Incentive Plan

99.3	Form of Restricted Stock Unit Agreement — U.S. under the 2005 Stock Plan

99.4	Form of Restricted Stock Unit Agreement — U.K. under the 2005 Stock Plan